Exhibit 10.1

THIRD AMENDMENT TO

LOAN AND SECURITY AGREEMENT AND LOAN DOCUMENTS

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT AND LOAN DOCUMENTS (“Amendment”) is entered into as of October 17, 2017 (“Effective Date”), between PEN BRANDS LLC, an Ohio limited liability company f/k/a Nanofilm, Ltd. (“Borrower”) and MACKINAC COMMERCIAL CREDIT ABL DIVISION OF MBANK, a Michigan banking corporation and successor in interest to Mackinac Commercial Credit, LLC, a Michigan limited liability company (together with its successors and assigns, the “Lender”).

RECITALS

A. Lender and Borrower entered into a Loan and Security Agreement dated April 4, 2014, as amended by a First Amendment to Loan and Security Agreement dated effective as of April 4, 2015, and a Second Amendment to Loan and Security Agreement dated effective as of April 3, 2017 (as so amended, the “Loan Agreement”), together with various other documents, written agreements, certificates and instruments between Lender and Borrower, among others, in connection therewith (collectively, as amended or modified from time to time, the “Loan Documents”). All capitalized terms not defined herein shall have the same meanings ascribed to such terms in the Loan Agreement.

B. Lender and Borrower have agreed to modify the terms and conditions of the Loan Agreement and other Loan Documents and Borrower and Lender wish to set forth their agreement regarding the foregoing in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions as hereinafter set forth, the parties hereto agree as follows:

1. Advances. Section 2.A of the Revolving Credit Loan Rider #1 is hereby amended and restated in its entirety to read as follows:

Advances. Subject to the terms of the Agreement, Lender may, in its sole discretion and upon Borrower’s request, make Advances to Borrower in an amount (hereinafter referred to as the “Gross Availability”) which is the lesser of (i) the Maximum Loan Amount as set forth on the Term Sheet or (ii) an amount equal to the sum of (w) the applicable Percentage Advance Rate as set forth on the Term Sheet times the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Receivable Debtors in connection therewith) of Eligible Receivables; plus (x) the lesser of (1) the Inventory Cap as set forth on the Term Sheet, or (2) the sum of (A) the applicable Percentage Advance Rate as set forth on the Term Sheet times the value of Borrower’s Eligible Raw Materials (less freight and container costs) calculated at the lower of cost or market value, plus (B) the applicable Percentage Advance Rate as set forth on the Term Sheet times the value of Borrower’s Eligible Finished Goods (less freight and container costs) calculated at the lower of cost or market value; plus (y) the Borrowing Base; plus (z) the balance in the Borrowing Base Cash Collateral Account; which Advances Borrower may borrow, repay and reborrow during the term of the Agreement. All Advances and amounts payable pursuant to this Rider shall constitute part of the Obligations.

For purposes of this Section 2.A, the following terms shall have the meanings set forth below:

“Borrowing Base” means $185,000, reducing by $7,500 as of November 1, 2017, and on the first (1st) day of each calendar month thereafter; provided however, that the Borrowing Base shall be further reduced by $85,000 upon consummation of the purchase of certain machinery and equipment pursuant to the terms and conditions of that certain Asset Purchase Agreement dated October 16, 2017 between Borrower and Span Packaging Services LLC, a Delaware limited liability company.

“Borrowing Base Cash Collateral Account” means a restricted deposit account held in the name of Borrower at mBank, a Michigan banking corporation, which shall not at any time, have a balance of less than $85,000.00.

2. Representations. Borrower represents and warrants to Lender (and Lender relies upon such representations and warranties in entering into this Amendment) as follows:

(a) Organizational Documents; No Membership Changes. Since April 3, 2017, there have been no amendments to the Articles of Organization or Operating Agreement of the Borrower, other than to change the name of the Borrower to PEN Brands LLC;

(b) Representations Still True. The representations in the Loan Agreement and contained in all other Loan Documents remain true, and Borrower reaffirms such representations, in all respects as of the date hereof;

(c) No Events of Default. No Event of Default has occurred and is continuing as of the date hereof and no event or condition which, with the giving of notice, the lapse of time, or both, would constitute an Event of Default, has occurred and is continuing as of the date hereof; and

(d) Execution, Delivery and Performance. Execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Loan Agreement are within Borrower’s powers, have been duly authorized, are not in contravention of law or the terms of the organizational documents of the Borrower, and do not require the consent or approval of any governmental body, agency, or authority, and this Amendment and any other documents and instruments required under this Amendment or the Loan Agreement when executed will be valid and binding in accordance with their terms.

3. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to satisfaction of the following conditions:

(a) Amendment Documents. Borrower shall have executed and delivered, or cause to be executed and delivered to Lender, this Amendment (including the acknowledgement and agreement to the amendments contained herein of the Guarantors), and all other documents and instruments required by Lender in connection with this Amendment.

(b) Lender Expenses. Borrower shall have paid to Lender all of Lender’s legal fees and expenses incurred in connection with the preparation, negotiation and closing of this Amendment.

4. Effect of Amendment. Except for the amendments set forth in this Amendment, the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of Borrower’s obligations under or in connection with the Loan Agreement or any other Loan Document.

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5. Miscellaneous.

(a) Entire Agreement. This Amendment, together with the Loan Agreement and other Loan Documents constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Amendment, Borrower acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Lender or any employee or agent of Lender, except for the agreements of Lender set forth herein.

(b) Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party other than Lender may assign any of its rights or obligations hereunder without the prior written consent of Lender.

(c) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MICHIGAN APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

(d) Counterparts; Facsimile or Electronic Signatures. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. A facsimile or PDF signature shall be effective as an original signature.

[Signatures on following page]

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Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first hereinabove set forth.

BORROWER:

PEN BRANDS LLC,
an Ohio limited liability company

By:	/s/ Anne Marie Thomas
Anne Marie Thomas
Title:	President

LENDER:

MCC-ABL DIVISION OF MBANK,

a Michigan banking corporation

By:	/s/ Edward P. Lewan
Edward P. Lewan
Title:	President

ACKNOWLEDGEMENT OF GUARANTOR

Scott E. Rickert, guarantor under that certain Validity Guaranty dated April 4, 2014 in favor of Lender (the “Validity Guaranty”), and PEN, Inc., a Delaware corporation, a guarantor under that certain Corporate Guaranty dated May 1, 2015 (the “Corporate Guaranty”), each acknowledge the above Amendment and agrees that their respective Guaranty shall continue in full force and effect.

GUARANTOR:

/s/ Scott E. Rickert
Scott E. Rickert, an individual

PEN, INC.
a Delaware corporation

By:	/s/ Scott E. Rickert
Scott E. Rickert
Title:	Chief Executive Officer